Exhibit 10.1

AMENDED AND RESTATED

BYLAWS

OF

DAKOTA TERRITORY RESOURCE CORP.

(adopted March 12, 2021, to be effective 10 days after the Schedule 14f-1 has been mailed to the Company Shareholders, such effective date expected to be approximately March 26, 2021)

I

TABLE OF CONTENTS

Page

ARTICLE I – OFFICES4

1.1Business Office4

1.2Registered office4

ARTICLE II – SHARES AND TRANSFER THEREOF4

2.1Regulation4

2.2Certificates for Shares4

2.3Cancellation of Certificates4

2.4Lost, Stolen or Destroyed Certificates4

2.5Transfer of Shares4

2.6Transfer Agent5

2.7Close of Transfer Book and Record Date5

ARTICLE III – SHAREHOLDERS AND MEETINGS THEREOF5

3.1Shareholders of Record5

3.2Meetings5

3.3Annual Meetings5

3.4Special Meetings5

3.5Notice5

3.6Shareholder Notice6

3.7Voting Record6

3.8Quorum7

3.9Manner of Acting7

3.10Proxies7

3.11Voting of Shares7

3.12Voting of Shares by Certain Holders7

3.13Consent to Action by Shareholders7

3.14Organization7

3.15Cumulative Voting7

3.16Adjournment8

ARTICLE IV – DIRECTORS, POWERS AND MEETINGS8

4.1Board of Directors8

4.2Regular Meetings8

4.3Special Meetings8

4.4Notice8

4.5Participation by Electronic Means9

4.6Manner of Acting During the Standstill Period; Quorum9

4.7Organization10

4.8Presumption of Assent10

4.9Informal Action by Directors10

4.10Vacancies10

4.11Compensation10

4.12Removal of Directors11

4.13Resignations11

4.14General Powers11

4.15Committees11

4.16Nomination of Director Candidates11

ARTICLE V – OFFICERS12

5.1Term and Compensation12

5.2Powers12

5.3Compensation13

5.4Delegation of Duties13

5.5Bonds13

5.6Removal13

ARTICLE VI – FINANCE13

6.1Reserve Funds13

6.2Banking13

ARTICLE VII – DIVIDENDS13

ARTICLE VIII – CONTRACTS, LOANS AND CHECKS14

8.1Contracts14

8.2Loans14

8.3Drafts14

8.4Deposits14

8.5General and Special Bank Accounts14

ARTICLE IX – FISCAL YEAR14

ARTICLE X – AMENDMENTS14

10.1By the Board of Directors14

10.2By the Shareholders14

ARTICLE XI – EXECUTIVE COMMITTEE14

11.1Appointment14

11.2Authority14

11.3Tenure and Qualifications15

11.4Meetings15

11.5Quorum15

11.6Informal Action by Executive Committee15

11.7Vacancies15

11.8Resignations and Removal15

11.9Procedure15

ARTICLE XII – INDEMNIFICATION15

12.1Indemnification in Actions by Third Parties15

12.2Indemnification in Actions by or on Behalf of the Corporation16

12.3Advance of Expenses16

12.4Insurance16

12.5Advancement of Expenses16

12.6Limitation on Indemnification16

12.7Indemnity not Exclusive17

12.8Insurance Indemnification17

12.9Conflicts17

12.10Right to Bring Suit17

12.11Indemnity Agreements17

12.12Survival17

12.13Repeal or Modification17

ARTICLE XIII – FORUM18

CERTIFICATE19

ARTICLE I

OFFICES

1.1Business Office. The principal office and place of business of the corporation shall be within or without of the state as determined by the Board of Directors. Other offices and places of business may be established from time to time by resolution of the Board of Directors or as the business of the corporation may require.

1.2Registered Office. The registered office of the corporation, required by the Nevada Revised Statutes (“NRS”) to be maintained in the State of Nevada, may be, but need not be, identical with any principal office in the State of Nevada, and the address of the registered office may be changed from time to time by the Board of Directors.

ARTICLE II

SHARES AND TRANSFER THEREOF

2.1Regulation. The Board of Directors may make such rules and regulations as it may deem appropriate concerning the issuance, transfer and registration of certificates for shares of the corporation, including the appointment of transfer agents and registrars.

2.2Certificates for Shares. Certificates representing shares of the corporation shall be respectively numbered serially for each class of shares, or series thereof, as they are issued, shall be impressed with the corporate seal or a facsimile thereof, and shall be signed by the Chairman or Vice Chairman of the Board of Directors or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or by the Secretary or an Assistant Secretary; provided that any or all of the signatures may be facsimile if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or its employee. Each certificate shall state the name of the corporation, the fact that the corporation is organized or incorporated under the laws of the State of Nevada, the name of the person to whom issued, the date of issue, the class (or series of any class), the number of shares represented thereby and the par value of the shares represented thereby or a statement that such shares are without par value. A statement of the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class shall be set forth in full or summarized on the face or back of the certificates which the corporation shall issue, or in lieu thereof, the certificate may set forth that such a statement or summary will be furnished to any shareholder upon request without charge. Each certificate shall be otherwise in such form as may be prescribed by the Board of Directors and as shall conform to the rules of any stock exchange on which the shares may be listed. The corporation shall not issue certificates representing fractional shares and shall not be obligated to make any transfers creating a fractional interest in a share of stock. The corporation may issue scrip in lieu of any fractional shares, such scrip to have terms and conditions specified by the Board of Directors, or shall have the right to round-up or round-down.

2.3Cancellation of Certificates. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and cancelled, except as herein provided with respect to lost, stolen or destroyed certificates.

2.4Lost, Stolen or Destroyed Certificates. Any shareholder claiming that his certificate for shares is lost, stolen or destroyed may make an affidavit or affirmation of the fact and lodge the same with the Secretary of the corporation, accompanied by a signed application for a new certificate. Thereupon, and upon the giving of a satisfactory bond of indemnity to the corporation (the necessity for such bond and the amount required to be determined by the President and Treasurer of the corporation), a new certificate may be issued of the same tenor and representing the same number, class and series of shares as were represented by the certificate alleged to be lost, stolen or destroyed.

2.5Transfer of Shares. Subject to the terms of any shareholder agreement relating to the transfer of shares or other transfer restrictions contained in the Articles of Incorporation or authorized therein, shares of the corporation shall be transferable on the books of the corporation by the holder thereof in person or by his duly authorized attorney, upon the surrender and cancellation of a certificate or certificates for a like number of shares. Upon presentation and surrender of a certificate for shares properly endorsed, with signatures guaranteed, and payment of all taxes and transfer fees therefor, the transferee shall be entitled to a new certificate or certificates in lieu thereof. As against the corporation, a transfer of shares can be made only on the books of the corporation and in the manner hereinabove provided, and the corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the statutes of the State of Nevada.

2.6Transfer Agent. Unless otherwise specified by the Board of Directors by resolution, the Secretary of the corporation shall act as transfer agent of the certificates representing the shares of stock of the corporation. He shall maintain a stock transfer book, the stubs in which shall set forth among other things, the names and addresses of the holders of all issued shares of the corporation, the number of shares held by each, the certificate numbers representing such shares, the date of issue of the certificates representing such shares, and whether or not such shares originate from original issue or from transfer. Subject to Section 3.7, the names and addresses of the shareholders as they appear on the stubs of the stock transfer book shall be conclusive evidence as to who are the shareholders of record and as such entitled to receive notice of the meetings of shareholders; to vote at such meetings; to examine the list of the shareholders entitled to vote at meetings; to receive dividends; and to own, enjoy and exercise any other property or rights deriving from such shares against the corporation. Each shareholder shall be responsible for notifying the Secretary in writing of any change in his name or address and failure so to do will relieve the corporation, its directors, officers and agents, from liability for failure to direct notices or other documents, or pay over or transfer dividends or other property or rights, to a name or address other than the name and address appearing on the stub of the stock transfer book.

2.7Close of Transfer Book and Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, but not to exceed, in any case, sixty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of, or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

ARTICLE III

SHAREHOLDERS AND MEETINGS THEREOF

3.1Shareholders of Record. Only shareholders of record on the books of the corporation shall be entitled to be treated by the corporation as holders in fact of the shares standing in their respective names, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, any shares on the part of any other person, firm or corporation, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of Nevada.

3.2Meetings. Meetings of shareholders shall be held at such place or through any means as specified from time to time by the Board of Directors consistent with the Nevada Revised Statutes.

3.3Annual Meetings. The annual meetings of shareholders of the corporation for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at such time as may be determined by the Board of Directors by resolution in conformance with Nevada law. If the election of Directors shall not be held on the day designated herein for any annual meeting of the shareholders, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

3.4Special Meetings. Special meetings of shareholders, for any purpose or purposes as the Board of Directors may determine, unless otherwise prescribed by statute, may be called by the Board of Directors. Special meetings of shareholders may not be called by any other person or persons.

3.5Notice. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered unless otherwise prescribed by statute not less than ten days nor more than sixty days before the date of the meeting, either personally, by mail, facsimile, internet or email, by or at the direction of the President, the Secretary, or the officer or person calling the meeting to each shareholder of record entitled to vote at such meeting. Any shareholder may waive notice of any meeting. Notice to shareholders of record, if mailed, shall be deemed given as to any shareholder of record, when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid, but if three successive letters mailed to the last-known address of any shareholder of record are returned as undeliverable, no further notices to such shareholder shall be necessary, until another address for such shareholder is made known to the corporation. Notice to shareholders of record, if sent by facsimile, internet or email, shall be deemed given as to any shareholder of record, when deposited sent, addressed to the shareholder at the address as it appears on the stock transfer books of the corporation, but if three successive transmission of the last-known address of any shareholder of record are returned as undeliverable, no further notices to such shareholder shall be necessary, until another address for such shareholder is made known to the corporation.

3.6Shareholder Notice. Subject to the provisions of Section 4.16 below:

(a)At an annual or special meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) properly brought before the meeting by or at the direction of the Board, or (iii) properly brought before the meeting by a shareholder of record. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder proposal to be presented at an annual meeting shall be received at the corporation’s principal executive offices not earlier than the close of business on the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the corporation’s notice of meeting (without regard to any postponement or adjournment of such meeting after such notice was first sent), except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days earlier or later than such anniversary date, notice by the shareholders to be timely must be received not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. “Public announcement” for purposes hereof shall have the meaning set forth in Section 4.16(c) of these Bylaws. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. For business to be properly brought before a special meeting by a shareholder, the business must be limited to the purpose or purposes set forth in a request under Section 3.4.

(b)A shareholder’s notice to the Secretary of the corporation shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the text of the proposal or business, including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the corporation, the language of the proposed amendment, (ii) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business and the names and addresses of the beneficial owner, if any, on whose behalf the business is being brought, (iii) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at the meeting on the date of such notice and intends to appear in person or by proxy at the meeting to propose the business specified in the notice, (iv) any material interest of the shareholder and such other beneficial owner in such business, and (v) the following information regarding the ownership interests of the shareholder or such other beneficial owner, which shall be supplemented in writing by the shareholder not later than 10 days after the record date for the meeting to disclose such interests as of the record date: (A) the class and number of shares of the corporation that are owned beneficially and of record by the shareholder and such other beneficial owner; (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such shareholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation; (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder has a right to vote any shares of any security of the corporation; (D) any short interest in any security of the corporation (for purposes of this Section 3.6 and Section 4.16, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security); (E) any rights to dividends on the share of the corporation owned beneficially by such shareholder that are separated or separable from the underlying shares of the corporation; (F) any proportionate interest in shares of the corporation or Derivative Instrument held, directly or indirectly, by a general or limited partnership in which such shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and (G) any performance-related fees (other than an asset-based fee) to which such shareholder is entitled based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, any such interests held by members of such shareholder’s immediate family sharing the same household.

3.7Voting Record. The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before such meeting of shareholders, a complete record of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each. The record, for a period of ten days prior to such meeting, shall be kept on file either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held, whether within or without the State of Nevada, and shall be subject to inspection by any shareholder for any purpose germane to the meeting at any time during usual business hours. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting for the purposes thereof. The original stock transfer books shall be the prima facie evidence as to who are the shareholders entitled to examine the record or transfer books or to vote at any meeting of shareholders.

3.8Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, except as otherwise provided by the Nevada Revised Statutes and the Articles of Incorporation, as amended. In the absence of a quorum at any such meeting, a majority of the shares so represented may adjourn the meeting, or in the absence therefrom the officer presiding over the meeting may adjourn the meeting to another place and time, without any further notice. At such adjourned meeting at which a quorum shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

3.9Manner of Acting. If a quorum is present, plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall determine all elections and, except when the Nevada Revised Statutes or Articles of Incorporation requires otherwise, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote shall determine all other matters.

3.10Proxies. At all meetings of shareholders a shareholder may vote in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after six months from the date of its execution, unless otherwise provided in the proxy. The attendance at a meeting of a shareholder who previously has given a proxy shall not have the effect of revoking the same unless he notifies the Secretary in writing prior to the voting of the proxy.

3.11Voting of Shares. Unless otherwise provided by these Bylaws or the Articles of Incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders, and each fractional share shall be entitled to a corresponding fractional vote on each such matter.

3.12Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such other corporation may determine. Shares standing in the name of a deceased person, a minor ward or an incompetent person, may be voted by his administrator, executor, court appointed guardian or conservator, either in person or by proxy without a transfer of such shares into the name of such administrator, executor, court appointed guardian or conservator. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred. Neither shares of its own stock belonging to this corporation, nor shares of its own stock held by it in a fiduciary capacity, nor shares of its own stock held by another corporation if the majority of shares entitled to vote for the election of directors of such corporation is held by this corporation may be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time. Redeemable shares which have been called for redemption shall not be entitled to vote on any matter and shall not be deemed outstanding shares on and after the date on which written notice of redemption has been mailed to shareholders and a sum sufficient to redeem such shares has been irrevocably deposited or set aside to pay the redemption price to the holders of the shares upon surrender of certificates therefor.

3.13Consent to Action by Shareholders. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by the affirmative vote by the holders of the majority of the shares corporation's common stock, unless the act of a greater number is required by the Nevada Revised Statutes or by the Articles of Incorporation or these Bylaws.

3.14Organization. Such person as the Board of Directors may have designated or, in the absence of such a person, the highest ranking officer of the corporation who is present shall call to order any meeting of the shareholders, determine the presence of a quorum, and act as chairman of the meeting. In the absence of the Secretary or an Assistant Secretary of the corporation, the chairman shall appoint someone to act as the secretary of the meeting.

3.15Cumulative Voting. No shareholder shall be permitted to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principal among any number of candidates.

3.16Adjournment. When the shareholders adjourn a meeting to another time or place, notice need not be given of the adjourned meeting if the time place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the shareholders may transact any business which they may have transacted at the original meeting. If the adjournment is for more than 60 days, or if after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, the Board of Directors or a committee of the Board of Directors shall give notice of the adjourned meeting to each shareholder of record entitled to vote at the meeting.

ARTICLE IV

DIRECTORS, POWERS AND MEETINGS

4.1Board of Directors.

(a)The business and affairs of the corporation shall be managed by a board of not less than one (1) nor more than ten (10) directors. Directors need not be shareholders of the corporation or residents of the State of Nevada and who shall be elected at the annual meeting of shareholders or some adjournment thereof. Directors shall hold office until the next succeeding annual meeting of shareholders and until their successors shall have been elected and shall qualify. The Board of Directors may increase or decrease, to not less than one (1), nor more than ten (10), the number of directors by resolution.

(b)The following terms used in these Bylaws have the meanings given them in the Agreement dated May 26, 2020, by and among Dakota Territory Resources Corp and JR Resources Corp., as amended effective October 15, 2020 and March 12, 2021 (collectively, the “Agreement”): Affiliate; Company Designee(s); JR; Company Board; Material Amendment; JR Designee(s); Company; Approved Trading Market; Vote its Shares; Amended Bylaws; Articles; Sale of the Company; Third Party Purchaser; Person; Common Stock; and Standstill Period.

(c)Effective 10 days after the Schedule 14f-1 has been mailed to the Company Shareholders, such effective date expected to be approximately March 26, 2021, and continuing during the Standstill Period, the Board of Directors shall consist of the JR Designees (initially being Alex Morrison, Jonathan T. Awde and Robert Quartermain) and the Company Designees (initially being Gerald M. Aberle and Stephen O’Rourke) and the number of JR Designees shall at any given time be one (1) more than the number of Company Designees. In the event of a vacancy occurring among the Company Designees during the Standstill Period, the Board of Directors shall be constituted as follows: (i) in the event of any vacancy (for any reason) in the office of any JR Designee, a majority of the remaining JR Designees shall have the right to designate a replacement; (ii) in the event of any vacancy (for any reason) in the office of any Company Designee, a majority of the remaining Company Designees shall have the right to designate a replacement, in each case to fill such vacancy; and (iii) in the event of a vacancy resulting from an increase in the number of directors, a majority of each of the JR Designees and Company Designees shall agree upon such candidate and then have the right to fill such vacancy with this candidate, as well as any subsequent vacancy resulting from this appointed directorship.

4.2Regular Meetings. A regular, annual meeting of the Board of Director's shall be held at the same place as, and immediately after, the annual meeting of shareholders, and no notice shall be required in connection therewith. The annual meeting of the Board of Directors shall be for the purpose of electing officers and the transaction of such other business as may come before the meeting. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Nevada, for the holding of additional regular meetings without other notice than such resolution.

4.3Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Nevada, as the place for holding any special meeting of the Board of Directors called by them.

4.4Notice. Written notice of any special meeting of directors shall be given as follows:

(a)By mail or email to each director at his business address at least three days prior to the meeting; or

(b)By personal delivery at least twenty-four hours prior to the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid. If notice be given by email such notice shall be deemed to be delivered when the email is sent. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

4.5Participation by Electronic Means. Except as may be otherwise provided by the Articles of Incorporation or Bylaws, members of the Board of Directors or any committee designated by such Board may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

4.6Manner of Acting During the Standstill Period; Quorum.

(a)During the Standstill Period:

(i)JR shall not Vote its Shares to (A) remove or seek to remove any Company Designee without the consent of a majority of the Company Designees or (B) approve or seek to approve a Material Amendment to the Articles or the Amended Bylaws unless such Material Amendment has been approved and recommended by a majority of the Company Designees; provided, however, that nothing in this Section 4.6(a)(i) shall be deemed to prevent JR from Voting its Shares in favor of the Sale of the Company to a Third Party Purchaser;

(ii)JR shall Vote its Shares as directed or recommended by a majority of the Company Designees with respect to the election of Company Designees (or successors nominated by the Company Designees) as directors; and

(iii)Any transaction between JR or any of its Affiliates, on the one hand, and the Company, on the other hand (including, without limitation, (A) the issuance of Company capital stock or derivative securities to JR or any of its Affiliates and (B) a business combination by and between JR, the Company and any of their respective Affiliates), shall be subject to approval by the Company Designees and the JR Designees shall recuse themselves from voting on the approval of such transactions; provided however, that the approval of the majority of the Company Board is required for a proposed business combination whereby JR becomes a wholly-owned subsidiary of, or merges into, the Company (or an affiliate thereof whether prior to or as a result thereof) or the Company becomes a wholly-owned subsidiary of, or merges into, JR (or its subsidiary or an affiliate thereof whether prior to or as a result thereof), in either case if the following conditions are met: (A) the voting and covenant obligations of JR contained in this Section 4.6(a) of these Bylaws are assumed and agreed to by current or former shareholders of JR owning at least 5% of the capital stock in the surviving and trading entity upon the closing of such business combination; (B) the relative voting, economic value and percentage interest of Company shareholders pre-business combination are not affected post-business combination; (C) the business combination is a transaction qualifying as a reorganization under Section 368(a)(1) of the Internal Revenue Code that is non-taxable to the shareholders that are U.S. residents with respect to the stock of the successor or parent company received by the shareholders; (D) if the Company doesn’t survive or is a wholly-owned subsidiary as a result of the business combination, the shares of capital stock of the successor or parent company comprising the merger consideration to be issued to Company shareholders shall be listed on an Approved Trading Market; and (E) compliance with applicable corporate and securities laws (an “Approved Business Combination”).

(b)During the Standstill Period, except in connection with a Sale of the Company to a Third Party Purchaser or an Approved Business Combination, JR agrees that, without the prior written consent of a majority of the Company Designees, neither JR nor any of its Affiliates nor any Person acting at JR’s direction or on JR’s behalf, will, directly or indirectly:

(i)with respect to the Company or the Common Stock, make, engage or in any way participate in, directly or indirectly, any “solicitation” (as such term is used in the proxy rules of the SEC) of proxies or consents (whether or not relating to the election or removal of directors); seek to advise, encourage or influence any Person with respect to the voting of any Common Stock; initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC) stockholders of the Company for the approval of stockholder proposals whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Exchange Act, or otherwise, or cause or encourage or attempt to cause or encourage any other Person to initiate any such stockholder proposal; otherwise communicate with the Company stockholders or others pursuant to Rule 14a-1(l)(2)(iv) under the Exchange Act;

(ii)seek, propose, or make any statement (except for (i) the JR Designees acting solely in their capacity as directors of the Company, (ii) by offers or proposals to the Board of Directors which do not require or result in public disclosure, or (iii) communications to existing and prospective investors which do not require or result in public disclosure or an amendment to a Schedule 13D or any other filings of JR pursuant to the Exchange Act of 1934 (“Exchange Act”) regarding JR’s beneficial ownership in the Company, in each case in connection with the Sale of the Company to a Third Party Purchaser or an Approved Business Combination) with respect to any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, restructuring, recapitalization or similar transactions of or involving the Company or any of its Affiliates;

(iii)acquire, offer or propose to acquire, or agree to acquire (except by way of stock dividends, stock splits or other distributions or offerings made available to holders of any shares of Common Stock generally), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other “group” (within the meaning of section 13(d)(3) of the Exchange Act) or otherwise, any shares of Common Stock, or assets of the Company or any of its Subsidiaries, or rights or options to acquire interests in Common Stock or assets of the Company or any of its Subsidiaries;

(iv)act alone or in concert with others to control or seek to control, or influence or seek to influence, the management of the Company, or the Board of Directors;

(v)seek, alone or in concert with others, election or appointment to or representation on, or nominate or propose the nomination of any candidate to, the Company Board, or seek the removal of any member of the Board of Directors, in a manner inconsistent with this Section 4.1 or Section 4.6 of these Bylaws;

(vi)have any discussions or communications, or enter into any arrangements, understanding or agreements (whether written or oral) with, or instigate, advise, finance, assist or encourage, any other Person in connection with any of the foregoing, or make any investment in or enter into any arrangement with any other Person that engages, or offers or proposes to engage, in any of the foregoing; and

(vii)otherwise take, or solicit, cause or encourage others to take, any action inconsistent with any of the foregoing.

(c)A quorum at all meetings of the Board of Directors shall consist of a majority of the number of directors then holding office, but a smaller number may adjourn from time to time without further notice, until a quorum is secured. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the Nevada Revised Statutes or by the Articles of Incorporation or these Bylaws (whether during the Standstill Period or not).

4.7Organization. The Board of Directors shall elect a chairman to preside at each meeting of the Board of Directors. The Board of Directors shall elect a Secretary to record the discussions and resolutions of each meeting.

4.8Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

4.9Informal Action By Directors. Any action required or permitted to be taken by the Board of Directors, or a committee thereof, at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members entitled to vote with respect to the subject matter thereof.

4.10Vacancies.

(a)During the Standstill Period, any vacancy occurring in the board of directors (whether created through a resignation or an increase in the number of directors) shall be filled as set forth in Section 4.1(c) and 4.6(a) of these Bylaws.

(b)Subsequent to the Standstill Period, any vacancy (whether created through a resignation or an increase in the number of directors) occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors.

(c)A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and shall hold such office until his successor is duly elected and shall qualify.

4.11Compensation. By resolution of the Board of Directors and irrespective of any personal interest of any of the members, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and subsequent to the Standstill Period may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

4.12Removal of Directors. Any director or directors of the corporation may be removed at any time, with or without cause, in the manner provided in the Nevada Revised Statutes; provided, however, that during the Standstill Period, JR and the JR Designees shall be subject to, and any vacancy shall be filled in accordance with, the provisions of Section 4.6(a) of these Bylaws.

4.13Resignations. A director of the corporation may resign at any time by giving written notice to the Board of Directors, President or Secretary of the corporation. The resignation shall take effect upon the date of receipt of such notice, or at any later period of time specified therein. The acceptance of such resignation shall not be necessary to make it effective, unless the resignation requires it to be effective as such.

4.14General Powers. The business and affairs of the corporation shall be managed by the Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders. The directors shall pass upon any and all bills or claims of officers for salaries or other compensation and, if deemed advisable, shall contract with officers, employees, directors, attorneys, accountants, and other persons to render services to the corporation.

4.15Committees. The Board of Directors may designate, by a vote of a majority of the directors then in office, committees of the Board. The committees shall serve at the pleasure of the Board and shall possess such lawfully delegable powers and duties as the Board may confer. Each committee shall keep regular minutes of its proceedings and report the same to he Board when required.

4.16Nomination of Director Candidates Subsequent to the Standstill Period. Subsequent to the Standstill Period, the following provisions shall govern the nomination of directors:

(a)Subject to the rights of holders of any class or series of preferred stock then outstanding, nominations for the election of directors at an annual meeting may be made by (i) the Board or a duly authorized committee thereof or (ii) any shareholder entitled to vote in the election of directors generally who complies with the procedures set forth in this Section 4.16 and who is a shareholder of record at the time notice is delivered to the Secretary of the corporation. Any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at an annual meeting only if timely notice of such shareholder’s intent to make such nomination or nominations has been given in writing to the Secretary of the corporation. To be timely, a shareholder nomination for a director to be elected at an annual meeting shall be received at the corporation’s principal executive offices not earlier than the close of business on the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the corporation’s notice of meeting (without regard to any postponements or adjournments of such meeting after such notice was first sent), except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days earlier or later than such anniversary date, notice by the shareholders to be timely must be received not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and address, as they appear on the corporation’s records, of the shareholder who intends to make the nomination, and the names and addresses of the beneficial owners, if any, on whose behalf the nomination is being made and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the following information regarding the ownership interests of the shareholder or such other beneficial owner, which shall be supplemented in writing by the shareholder not later than 10 days after the record date for the meeting to disclose such interests as of the record date: (A) the class and number of shares of the corporation that are owned beneficially and of record by the shareholder and such other beneficial owner; (B) any Derivative Instrument directly or indirectly owned beneficially by such shareholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation; (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder has a right to vote any shares of any security of the corporation; (D) any short interest in any security of the corporation; (E) any rights to dividends on the shares of the corporation owned beneficially by such shareholder that are separated or separable from the underlying shares of the corporation; (F) any proportionate interest in shares of the corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and (G) any performance-related fees (other than an asset-based fee) to which such shareholder is entitled based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, any such interests held by members of such shareholder’s immediate family sharing the same household, (iv) a description of all arrangements or understandings between the shareholder or such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (v) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and such other beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, and (vi) the consent of each nominee to serve as a director of the corporation if so elected. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

Notwithstanding the third sentence of this Section 4.16(a), in the event that the number of directors to be elected at an annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the corporation’s notice of meeting (without regard to any postponements or adjournments of such meeting after such notice was first sent), a shareholder’s notice required by this Section 4.16(a) shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

(b)Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the corporation’s notice of meeting (i) by or at the direction of the Board or a committee thereof or (ii) by any shareholder of the corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 4.16 and who is a shareholder of record at the time such notice is delivered to the Secretary of the corporation. In the event the corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the corporation’s notice of meeting, if the shareholder’s notice as required by Section 4.16(a) shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

(c)For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed.

(d)Only persons nominated in accordance with the procedures set forth in this Section 4.16 shall be eligible to serve as directors. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination was made in accordance with the procedures set forth in this Section 4.16 and (b) if any proposed nomination was not made in compliance with this Section 4.16 to declare that such nomination shall be disregarded.

(e)If the chairman of the meeting for the election of directors determines that a nomination of any candidate for election as a director at such meeting was not made in accordance with the applicable provisions of this Section 4.16, such nomination shall be void.

ARTICLE V

OFFICERS

5.1Term and Compensation. The elective officers of the corporation shall consist of at least a President, a Secretary, a Treasurer, and other officers as the Board of Directors may designate and elect from time to time. Unless removed in accordance with procedures established by law and these Bylaws, the said officers shall serve until the next succeeding annual meeting of the Board of Directors and until their respective successors are elected and shall qualify. Any number of offices may be held by the same person at the same time. The Board may elect or appoint such other officers and agents as it may deem advisable, who shall hold office during the pleasure of the Board.

5.2Powers. The officers of the corporation shall exercise and perform the respective powers, duties and functions as are stated below, and as may be assigned to them by the Board of Directors.

(a)The President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside, when present, at all meetings of the shareholders and of the Board of Directors unless a different chairman of such meetings is elected by the Board of Directors.

(b)In the absence or disability of the President, the Vice-President or Vice-Presidents, if any, in order of their rank as fixed by the Board of Directors, and if not ranked, the Vice Presidents in the order designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions on the President. Each Vice-President shall have such other powers and perform such other duties as may from time to time be assigned to him by the President or the Board of Directors.

(c)The Secretary shall keep accurate minutes of all meetings of the shareholders and the Board of Directors unless a different Secretary of such meetings is elected by the Board of Directors. He shall keep, or cause to be kept a record of the shareholders of the corporation and shall be responsible for the giving of notice of meetings of the shareholders or the Board of Directors. The Secretary shall be custodian of the records and of the seal of the corporation and shall attest the affixing of the seal of the corporation when so authorized. The Secretary or Assistant Secretary shall sign all stock certificates, as described in Section 2.2 hereof. The Secretary shall perform all duties commonly incident to his office and such other duties as may from time to time be assigned to him by the President or the Board of Directors.

(d)An Assistant Secretary may, at the request of the Secretary, or in the absence or disability of the Secretary, perform all of the duties of the Secretary. He shall perform such other duties as may be assigned to him by the President or by the secretary.

(e)The Treasurer, subject to the order of the Board of Directors, shall have the care and custody of the money, funds, valuable papers and documents of the corporation. He shall keep accurate books of accounts of the corporation's transactions, which shall be the property of the corporation, and shall render financial reports and statements of condition of the corporation when so requested by the Board of Directors or President. The Treasurer shall perform all duties commonly incident to his office and such other duties as may from time to time be assigned to him by the President or the Board of Directors. In the absence or disability of the President and Vice-President or Vice-Presidents, the Treasurer shall perform the duties of the President.

(f)An Assistant Treasurer may, at the request of the Treasurer, or in the absence or disability of the Treasurer, perform all of the duties of the Treasurer. He shall perform such other duties as may be assigned to him by the President or by the Treasurer.

5.3Compensation. All officers of the corporation may receive salaries or other compensation if so ordered and fixed by the Board of Directors. The Board of Directors shall have authority to fix salaries in advance for stated periods or render the same retroactive as the Board may deem advisable.

5.4Delegation of Duties. In the event of absence or inability of any officer to act, the Board of Directors may delegate the powers or duties of such officer to any other officer, director or person whom it may select.

5.5Bonds. If the Board of Directors by resolution shall so require, any officer or agent of the corporation shall give bond to the corporation in such amount and with such surety as the Board of Directors may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

5.6Removal. Any officer or agent may be removed by the Board of Directors with or without cause. Election or appointment of an officer or agent shall not, of itself, create contract rights.

ARTICLE VI

FINANCE

6.1Reserve Funds. The Board of Directors, in its uncontrolled discretion, may set aside from time to time, out of the net profits or earned surplus of the corporation, such sum or sums as it deems expedient as a reserve fund to meet contingencies, for equalizing dividends, for maintaining any property of the corporation, and for any other purpose.

6.2 Banking. The moneys of the corporation shall be deposited in the name of the corporation in such bank or banks or trust company or trust companies, as the Board of Directors shall designate, and may be drawn out only on checks signed in the name of the corporation by such person or persons as the Board of Directors, by appropriate resolution, may direct. Notes and commercial paper, when authorized by the Board, shall be signed in the name of the corporation by such officer or officers or agent or agents as shall thereunto be authorized from time to time.

ARTICLE VII

DIVIDENDS

Subject to the provisions of the Articles of Incorporation and the Nevada Revised Statutes, the Board of Directors may declare dividends whenever, and in such amounts, as in the Board's opinion the condition of the affairs of the corporation shall render such advisable.

ARTICLE VIII

CONTRACTS, LOANS AND CHECKS

8.1 Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name and on behalf of the corporation. The Board of Directors may make such authorization general or special.

8.2 Loans. Unless the Board of Directors has authorized such action, no officer or agent of the corporation shall contract for a loan on behalf of the corporation or issue any evidence of indebtedness in the corporation's name.

8.3 Drafts. The President, any Vice President, the Treasurer, any Assistant Treasurer, and such other persons as the Board of Directors shall determine shall issue all checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of or payable by the corporation.

8.4Deposits. The Treasurer shall deposit all funds of the corporation not otherwise employed in such banks, trust companies, or other depositories as the Board of Directors may select or as any officer, assistant, agent or attorney of the corporation to whom the Board of Directors has delegated such power may select. For the purpose of deposit and collection for the account of the corporation, the President or the Treasurer (or any other officer, assistant, agent or attorney of the corporation whom the Board of Directors has authorized) may endorse, assign and deliver checks, drafts and other orders for the payment of money payable to the order of the corporation.

8.5 General and Special Bank Accounts. The Board of Directors may authorize the opening and keeping of general and special bank accounts with such banks, trust companies, or other depositories as the Board of Directors may select or as any officer, assistant, agent or attorney of the corporation to whom the Board of Directors has delegated such power may select. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE IX

FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE X

AMENDMENTS

10.1By the Board of Directors. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board at which a quorum is present; provided, however, that during the Standstill Period, the Board may not alter, amend, change, add to or repeal the Bylaws of the Corporation in a manner that would constitute a Material Amendment without the approval of a majority of the Company Designees (including without limitation Sections 4.1 and 4.6).

10.2By the Shareholders. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the shareholders; provided, however, that during the Standstill Period, neither JR or its Affiliates shall Vote its Shares in a manner inconsistent with Section 4.1 or 4.6(a) of these Bylaws.

ARTICLE XI

EXECUTIVE COMMITTEE

11.1Appointment. The Board of Directors by resolution adopted by a majority of the full Board, may designate two or more of its members to constitute an executive committee. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

11.2Authority. The executive committee, when the Board of Directors is not in session shall have and may exercise all of the authority of the Board of Directors except to the extent, if any, that such authority shall be limited by the resolution appointing the executive committee and except also that the executive committee shall not have the authority of the Board of Directors in reference to amending the Articles of Incorporation, adopting a plan of merger or consolidation, recommending to the shareholders the sale, lease or other disposition of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business, recommending to the shareholders a voluntary dissolution of the corporation or a revocation thereof, or amending the Bylaws of the corporation.

11.3Tenure and Qualifications. Each member of the executive committee shall hold office until the next regular annual meeting of the Board of Directors following his designation.

11.4Meetings. Regular meetings of the executive committee may be held without notice at such time and places as the executive committee may fix from time to time by resolution. Special meetings of the executive committee may be called by any member thereof upon not less than one day's notice stating the place, date and hour of the meeting, which notice may be written or oral, and if mailed, shall be deemed to be delivered when deposited in the United States mail addressed to the member of the executive committee at his business address. Any member of the executive committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of the executive committee need not state the business proposed to be transacted at the meeting. The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors for its information at the meeting thereof held next after the proceedings shall have been taken.

11.5Quorum. A majority of the members of the executive committee shall constitute a quorum for the transaction of business at any meeting thereof, and action of the executive committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

11.6Informal Action by Executive Committee. Any action required or permitted to be taken by the executive committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the committee entitled to vote with respect to the subject matter thereof.

11.7Vacancies. Any vacancy in the executive committee may be filled by a resolution adopted by a majority of the full Board of Directors.

11.8Resignations and Removal. Any member of the executive committee may be removed at any time with or without cause by resolution adopted by a majority of the full Board of Directors. Any member of the executive committee may resign from the executive committee at any time by giving written notice to the President or Secretary of the corporation, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

11.9Procedure. The executive committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these Bylaws.

ARTICLE XII

INDEMNIFICATION

Section 12.1Indemnity for Claims Not in the Name of corporation. The corporation must indemnify, to the maximum extent permitted by Nevada law, any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (“Proceeding”), except an action by or in the right of the corporation (which is governed by Section 12.2 below), by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if he or she acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Notwithstanding the foregoing, no indemnification shall be required if it is proven his or her act, or failure to act, constituted a breach of his or her fiduciary duties as a director or officer, and his or her breach of those duties involved intentional misconduct, fraud or a knowing violation of law, making him or her liable pursuant to NRS 78.138.

The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 12.2Indemnity for Claims in the Name of corporation. The corporation must indemnify, to the maximum extent permitted by Nevada law, any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit unless it is proven his or her act, or failure to act, constituted a breach of his or her fiduciary duties as a director or officer, and his or her breach of those duties involved intentional misconduct, fraud or a knowing violation of law, making him or her liable pursuant to NRS 78.138; provided, however, that he or she acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation.

Indemnification may not be made for any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 12.3Indemnification of Employees and Agents. To the extent determined by the Board of Directors in its sole discretion and as otherwise authorized or required under Nevada law, the Articles of Incorporation and these Bylaws, the corporation shall have the power (but not the obligation) to indemnify its employees and agents to the extent not prohibited by the NRS or other applicable law. The Board of Directors shall have the power to delegate to such person or persons it deems appropriate the determination of whether employees or agents shall be indemnified.

Section 12.4Success on Merits. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 12.1 and 12.2 above, or in defense of any claim, issue or matter therein, the corporation shall indemnify such person against expenses, including attorneys’ fees, actually and reasonably incurred by him or in connection with such defense.

Section 12.5Advancement of Expenses. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such person to repay such amount, unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized in this Article XII and/or Nevada law.

Section 12.6Limitation on Indemnification. Subject to the requirements in Section 12.4 and Nevada law, the corporation shall not be obligated to indemnify any person pursuant to this Article XII in connection with any Proceeding (or any part of any Proceeding):

(a)for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(b)for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(c)for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the Securities Exchange Act of 1934, as amended (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(d)initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (i) the Board of Directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law or (iii) otherwise required by applicable law; or

(e)if prohibited by applicable law.

Section 12.7Indemnity Not Exclusive. The indemnification provided by this Article XII shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, written agreement, vote of stockholders or directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. The rights to indemnity hereunder shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

Section 12.8Insurance Indemnification. The corporation shall have the power, to the extent determined by the Board of Directors, to purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in such capacity or arising out of that person’s status as such, whether or not the corporation would have the power to indemnify that person against such liability under the provisions of this Article XII. No financial arrangement made pursuant to this Section 12.8 may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

Section 12.9Conflicts. No indemnification or advance shall be made under this Article XII, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears: (a) that it would be inconsistent with a provision of the Articles of Incorporation, these Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 12.10Right to Bring Suit. If a claim under this Article XII is not paid in full by the corporation within ninety (90) days after a written claim has been received by the corporation (either because the claim is denied or because no determination is made), the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. The corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the NRS for the corporation to indemnify the claimant for the claim. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met the applicable standard of conduct, if any, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met the applicable standard of conduct, shall be a defense to such action or create a presumption for the purposes of such action that the claimant has not met the applicable standard of conduct.

Section 12.11Indemnity Agreements. The Board of Directors is authorized to enter into a written contract with any director, officer, employee or agent of the corporation, or any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, or any person who was a director, officer, employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, providing for indemnification rights equivalent to or, if the Board of Directors so determines and to the extent permitted by Nevada law, greater than, those provided for in this Article XII.

Section 12.12Survival. The rights to indemnification and advancement of expenses conferred by this Article XII shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation, and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 12.13Repeal or Modification. Any amendment, repeal or modification of this Article XII shall be prospective only, and shall not adversely affect any indemnification or limitations on the personal liability of a director or an officer of the corporation for acts or omissions prior to such repeal or modification. Further, neither any amendment nor repeal of this Article XII, nor the adoption of any provision of the Articles of Incorporation inconsistent with this Article XII, shall eliminate or reduce the effect of this Article XII in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article XII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE XIII

FORUM

Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer, employee or agent of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provisions of the Nevada Revised Statutes, the corporation’s Articles of Incorporation or these Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine, shall be a state or federal court located within the State of Nevada, in all cases subject to the court having personal jurisdiction over the indispensable parties named as defendants therein; provided the provisions of this Article 13 will not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Article 13.

CERTIFICATE

I hereby certify that the foregoing Bylaws of Dakota Territory Resource Corp. are adopted by the Board of Directors of the corporation as of the 12th day of March, 2021, to be effective 10 days after the Schedule 14f-1 has been mailed to the Company Shareholders, such effective date expected to be approximately March 26, 2021.

/s/ Gerald M. Aberle

Gerald M. Aberle

Executive Officer

ACKNOWLEDGMENT AND AGREEMENT BY JR RESOURCES CORP.

By: /s/ Jonathan T. Awde

Name:Jonathan T. Awde

Title:Chief Executive Officer